Accounts and Other Receivables	12 Months Ended
Dec. 31, 2016
Receivables [Abstract]
Accounts and Other Receivables
ACCOUNTS AND OTHER RECEIVABLES

As of December 31, 2016 and 2015, accounts and other receivables consisted of the following (in thousands):

	December 31,
	2016	2015
SPL trade receivable	$87,555	$—
SPLNG trade receivable	396	—
Other accounts receivable	2,245	741
Total accounts and other receivables	$90,196	$741

Pursuant to the accounts agreement entered into with the collateral trustee for the benefit of SPL’s debt holders, SPL is required to deposit all cash received into reserve accounts controlled by the collateral trustee.  The usage or withdrawal of such cash is restricted to the payment of liabilities related to the Liquefaction Project and other restricted payments. As of December 31, 2016, approximately 99% of our trade receivable balance was from two SPA customers.